Exhibit 99.1

Contact: Marc Cannon (954) 769-3146 cannonm@autonation.com Investor contacts: Andrew Wamser (954) 769-7023 wamsera@autonation.com Robert Quartaro (954) 769-7342 quartaror@autonation.com

AutoNation Reports Third Quarter 2017 Results

•	EPS from continuing operations was $1.00 for the third quarter of 2017

•	AutoNation estimates that Hurricane Irma negatively impacted third quarter 2017 net income from continuing operations by approximately $8 million after-tax, or $0.08 per share

•	Same store used vehicle gross profit was up 9% compared to the same period a year ago, and same store used vehicle gross profit per vehicle retailed was up $160 compared to the second quarter of 2017

•	AutoNation repurchased 9.2 million shares, or 9% of June 30, 2017 shares outstanding, in the third quarter of 2017, for an aggregate purchase price of $400 million

•	AutoNation announces multi-year service agreement with Waymo, to maximize self-driving vehicles’ lifetime across the United States

FORT LAUDERDALE, Fla., (November 2, 2017) — AutoNation, Inc. (NYSE: AN), America’s largest automotive retailer, today reported third quarter 2017 net income from continuing operations of $98 million, or $1.00 per share. The Company estimates that Hurricane Irma negatively impacted third quarter 2017 net income from continuing operations by approximately $8 million after-tax, or $0.08 per share. For the third quarter of 2017, AutoNation’s retail vehicle unit sales were up 1%, or up 2% on a same store basis, compared to the year-ago period. Third quarter 2016 net income from continuing operations totaled $108 million, or $1.05 per share.
Share Repurchase
During the third quarter of 2017, AutoNation repurchased 9.2 million shares of common stock for an aggregate purchase price of $400 million. As of October 31, 2017, AutoNation has approximately $114 million remaining Board authorization for share repurchase and 91 million shares outstanding.
Segment Results
Segment results(1) for the third quarter and first nine months of 2017 were as follows:
Third Quarter 2017 Segment Results

•	Domestic – Domestic segment income(2) was $69 million compared to year-ago segment income of $84 million, a decrease of 18%.

•	Import – Import segment income(2) was $81 million compared to year-ago segment income of $79 million, an increase of 2%.

•	Premium Luxury – Premium Luxury segment income(2) was $79 million compared to year-ago segment income of $81 million, a decrease of 3%.

First Nine Months 2017 Segment Results

•	Domestic – Domestic segment income(2) was $191 million compared to year-ago segment income of $247 million, a decrease of 23%.

•	Import – Import segment income(2) was $228 million compared to year-ago segment income of $230 million, a decrease of 1%.

•	Premium Luxury – Premium Luxury segment income(2) was $243 million compared to year-ago segment income of $257 million, a decrease of 5%.

For the nine-month period ended September 30, 2017, the Company reported net income from continuing operations of $284 million, or $2.83 per share, compared to net income from continuing operations of $316 million, or $3.02 per share, for the same period in the prior year. The Company’s revenue for the nine-month period ended September 30, 2017, totaled $15.9 billion, down 2% compared to $16.1 billion for the same period in the prior year.
The third quarter conference call may be accessed by telephone at 888-769-8515 (password: AutoNation) at 11:00 a.m. Eastern Time today or on AutoNation’s investor relations website at http://investors.autonation.com.
The webcast will also be available on AutoNation’s website following the call under “Events & Presentations.” A playback of the conference call will be available after 1:00 p.m. Eastern Time on November 2, 2017, through November 16, 2017, by calling 800-925-4633 (passcode: 5481).

(1)
AutoNation has three reportable segments: Domestic, Import, and Premium Luxury. The Domestic segment is comprised of stores that sell vehicles manufactured by General Motors, Ford, and FCA US; the Import segment is comprised of stores that sell vehicles manufactured primarily by Toyota, Honda, Nissan, and Hyundai; and the Premium Luxury segment is comprised of stores that sell vehicles manufactured primarily by Mercedes-Benz, BMW, Lexus, and Audi.

(2)	Segment income represents income for each of our reportable segments and is defined as operating income less floorplan interest expense.
About AutoNation, Inc.
AutoNation, America’s largest automotive retailer, through its bold leadership, innovation and its comprehensive brand extensions, is transforming the automotive industry. As of September 30, 2017, AutoNation owned and operated 361 new vehicle franchises from coast to coast. AutoNation has sold over 11 million vehicles, the first automotive retailer to reach this milestone. AutoNation’s success is driven by a commitment to delivering a peerless experience through customer-focused sales and service processes. Through its Drive Pink initiative, AutoNation is committed to drive out cancer, create awareness and support critical research. AutoNation continues to be a proud supporter of the Breast Cancer Research Foundation and other cancer-related charities.
Please visit investors.autonation.com, www.autonation.com, www.autonationdrive.com, www.twitter.com/autonation, www.twitter.com/CEOMikeJackson, www.facebook.com/autonation, and www.facebook.com/CEOMikeJackson, where AutoNation discloses additional information about the Company, its business, and its results of operations.

FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Words such as “anticipates,” “expects,” “intends,” “goals,” “plans,” “believes,” “continues,” “may,” “will,” “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements regarding our strategic initiatives, including our brand extension strategies, open safety recalls, and expectations for future results and the future performance of our franchises (including with respect to sales of used vehicles and parts and accessories) and the automotive retail industry, as well as other statements that describe our objectives, goals, or plans are forward-looking statements. Our forward-looking statements reflect our current expectations concerning future results and events, and they involve known and unknown risks, uncertainties and other factors that are difficult to predict and may cause our actual results, performance or achievements to be materially different from any future results, performance and achievements expressed or implied by these statements. These risks, uncertainties and other factors include, among others: economic conditions, including conditions in the credit markets and changes in interest rates; new and used vehicle margins; the success and financial viability and the incentive and marketing programs of vehicle manufacturers and distributors with which we hold franchises; our ability to successfully implement, and customer adoption of, our brand extension strategies; our ability to identify, acquire, and build out suitable locations in a timely manner; our ability to maintain and enhance our retail brands and reputation and to attract consumers to our own digital channels; our ability to integrate successfully acquired and awarded franchises and to attain planned sales volumes within our expected time frames; restrictions imposed by vehicle manufacturers and our ability to obtain manufacturer approval for acquisitions; natural disasters and other adverse weather events; the resolution of legal and administrative proceedings; regulatory factors affecting our business, including fuel economy requirements; the announcement of safety recalls; factors affecting our goodwill and other intangible asset impairment testing; and other factors described in our news releases and filings made under the securities laws, including, among others, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Forward-looking statements contained in this news release speak only as of the date of this news release, and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.

AUTONATION, INC.
UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS
(In millions, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Revenue:
New vehicle	$3,108.4	$3,195.9	$8,835.5	$9,068.0
Used vehicle	1,228.3	1,276.8	3,670.3	3,777.8
Parts and service	841.6	843.8	2,544.2	2,498.9
Finance and insurance, net	241.6	229.6	692.0	678.1
Other	12.5	21.4	109.1	105.7
Total revenue	5,432.4	5,567.5	15,851.1	16,128.5
Cost of sales:
New vehicle	2,963.6	3,037.7	8,408.2	8,597.8
Used vehicle	1,142.6	1,199.6	3,433.1	3,525.6
Parts and service	474.2	480.0	1,428.2	1,418.8
Other	6.1	13.8	89.8	82.2
Total cost of sales	4,586.5	4,731.1	13,359.3	13,624.4
Gross profit	845.9	836.4	2,491.8	2,504.1
Selling, general, and administrative expenses	607.5	591.3	1,814.1	1,765.2
Depreciation and amortization	41.4	36.3	118.0	107.0
Other income, net	(14.2)	(10.2)	(54.4)	(21.0)
Operating income	211.2	219.0	614.1	652.9
Non-operating income (expense) items:
Floorplan interest expense	(25.1)	(18.2)	(70.7)	(56.4)
Other interest expense	(30.0)	(28.9)	(88.0)	(85.9)
Interest income	0.2	0.3	0.8	0.8
Other income, net	1.6	2.6	6.4	3.4
Income from continuing operations before income taxes	157.9	174.8	462.6	514.8
Income tax provision	60.3	67.0	179.1	198.7
Net income from continuing operations	97.6	107.8	283.5	316.1
Loss from discontinued operations, net of income taxes	(0.1)	(0.5)	(0.2)	(0.9)
Net income	$97.5	$107.3	$283.3	$315.2
Diluted earnings (loss) per share*:
Continuing operations	$1.00	$1.05	$2.83	$3.02
Discontinued operations	$—	$—	$—	$(0.01)
Net income	$1.00	$1.05	$2.82	$3.02
Weighted average common shares outstanding	97.7	102.6	100.3	104.5
Common shares outstanding, net of treasury stock, at period end	91.2	101.2	91.2	101.2

* Earnings per share amounts are calculated discretely and therefore may not add up to the total due to rounding.

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended September 30,				Nine Months Ended September 30,
	2017	2016	$ Variance	% Variance	2017	2016	$ Variance	% Variance
Revenue:
New vehicle	$3,108.4	$3,195.9	$(87.5)	(2.7)	$8,835.5	$9,068.0	$(232.5)	(2.6)
Retail used vehicle	1,151.5	1,127.9	23.6	2.1	3,438.7	3,370.4	68.3	2.0
Wholesale	76.8	148.9	(72.1)	(48.4)	231.6	407.4	(175.8)	(43.2)
Used vehicle	1,228.3	1,276.8	(48.5)	(3.8)	3,670.3	3,777.8	(107.5)	(2.8)
Finance and insurance, net	241.6	229.6	12.0	5.2	692.0	678.1	13.9	2.0
Total variable operations	4,578.3	4,702.3	(124.0)	(2.6)	13,197.8	13,523.9	(326.1)	(2.4)
Parts and service	841.6	843.8	(2.2)	(0.3)	2,544.2	2,498.9	45.3	1.8
Other	12.5	21.4	(8.9)		109.1	105.7	3.4
Total revenue	$5,432.4	$5,567.5	$(135.1)	(2.4)	$15,851.1	$16,128.5	$(277.4)	(1.7)
Gross profit:
New vehicle	$144.8	$158.2	$(13.4)	(8.5)	$427.3	$470.2	$(42.9)	(9.1)
Retail used vehicle	83.9	84.7	(0.8)	(0.9)	232.8	265.1	(32.3)	(12.2)
Wholesale	1.8	(7.5)	9.3		4.4	(12.9)	17.3
Used vehicle	85.7	77.2	8.5	11.0	237.2	252.2	(15.0)	(5.9)
Finance and insurance	241.6	229.6	12.0	5.2	692.0	678.1	13.9	2.0
Total variable operations	472.1	465.0	7.1	1.5	1,356.5	1,400.5	(44.0)	(3.1)
Parts and service	367.4	363.8	3.6	1.0	1,116.0	1,080.1	35.9	3.3
Other	6.4	7.6	(1.2)		19.3	23.5	(4.2)
Total gross profit	845.9	836.4	9.5	1.1	2,491.8	2,504.1	(12.3)	(0.5)
Selling, general, and administrative expenses	607.5	591.3	(16.2)	(2.7)	1,814.1	1,765.2	(48.9)	(2.8)
Depreciation and amortization	41.4	36.3	(5.1)		118.0	107.0	(11.0)
Other income, net	(14.2)	(10.2)	4.0		(54.4)	(21.0)	33.4
Operating income	211.2	219.0	(7.8)	(3.6)	614.1	652.9	(38.8)	(5.9)
Non-operating income (expense) items:
Floorplan interest expense	(25.1)	(18.2)	(6.9)		(70.7)	(56.4)	(14.3)
Other interest expense	(30.0)	(28.9)	(1.1)		(88.0)	(85.9)	(2.1)
Interest income	0.2	0.3	(0.1)		0.8	0.8	—
Other income, net	1.6	2.6	(1.0)		6.4	3.4	3.0
Income from continuing operations before income taxes	$157.9	$174.8	$(16.9)	(9.7)	$462.6	$514.8	$(52.2)	(10.1)
Retail vehicle unit sales:
New	86,192	88,322	(2,130)	(2.4)	241,882	253,000	(11,118)	(4.4)
Used	59,330	55,760	3,570	6.4	178,204	170,500	7,704	4.5
	145,522	144,082	1,440	1.0	420,086	423,500	(3,414)	(0.8)
Revenue per vehicle retailed:
New	$36,064	$36,185	$(121)	(0.3)	$36,528	$35,842	$686	1.9
Used	$19,408	$20,228	$(820)	(4.1)	$19,296	$19,768	$(472)	(2.4)
Gross profit per vehicle retailed:
New	$1,680	$1,791	$(111)	(6.2)	$1,767	$1,858	$(91)	(4.9)
Used	$1,414	$1,519	$(105)	(6.9)	$1,306	$1,555	$(249)	(16.0)
Finance and insurance	$1,660	$1,594	$66	4.1	$1,647	$1,601	$46	2.9
Total variable operations(1)	$3,232	$3,279	$(47)	(1.4)	$3,219	$3,337	$(118)	(3.5)

(1) Total variable operations gross profit per vehicle retailed is calculated by dividing the sum of new vehicle, retail used vehicle, and finance and insurance gross profit by total retail vehicle unit sales.

Operating Percentages	Three Months Ended September 30,		Nine Months Ended September 30,
	2017 (%)	2016 (%)	2017 (%)	2016 (%)
Revenue mix percentages:
New vehicle	57.2	57.4	55.7	56.2
Used vehicle	22.6	22.9	23.2	23.4
Parts and service	15.5	15.2	16.1	15.5
Finance and insurance, net	4.4	4.1	4.4	4.2
Other	0.3	0.4	0.6	0.7
	100.0	100.0	100.0	100.0
Gross profit mix percentages:
New vehicle	17.1	18.9	17.1	18.8
Used vehicle	10.1	9.2	9.5	10.1
Parts and service	43.4	43.5	44.8	43.1
Finance and insurance	28.6	27.5	27.8	27.1
Other	0.8	0.9	0.8	0.9
	100.0	100.0	100.0	100.0
Operating items as a percentage of revenue:
Gross profit:
New vehicle	4.7	5.0	4.8	5.2
Used vehicle - retail	7.3	7.5	6.8	7.9
Parts and service	43.7	43.1	43.9	43.2
Total	15.6	15.0	15.7	15.5
Selling, general, and administrative expenses	11.2	10.6	11.4	10.9
Operating income	3.9	3.9	3.9	4.0
Operating items as a percentage of total gross profit:
Selling, general, and administrative expenses	71.8	70.7	72.8	70.5
Operating income	25.0	26.2	24.6	26.1

AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA
($ in millions)

Segment Operating Highlights	Three Months Ended September 30,				Nine Months Ended September 30,
	2017	2016	$ Variance	% Variance	2017	2016	$ Variance	% Variance
Revenue:
Domestic	$1,912.4	$2,044.9	$(132.5)	(6.5)	$5,557.7	$5,888.2	$(330.5)	(5.6)
Import	1,789.7	1,779.0	10.7	0.6	5,123.5	5,202.1	(78.6)	(1.5)
Premium luxury	1,634.3	1,680.6	(46.3)	(2.8)	4,894.9	4,865.6	29.3	0.6
Total	5,336.4	5,504.5	(168.1)	(3.1)	15,576.1	15,955.9	(379.8)	(2.4)
Corporate and other	96.0	63.0	33.0	52.4	275.0	172.6	102.4	59.3
Total consolidated revenue	$5,432.4	$5,567.5	$(135.1)	(2.4)	$15,851.1	$16,128.5	$(277.4)	(1.7)

Segment income*:
Domestic	$69.0	$83.9	$(14.9)	(17.8)	$190.5	$246.9	$(56.4)	(22.8)
Import	81.0	79.3	1.7	2.1	227.9	230.0	(2.1)	(0.9)
Premium luxury	78.8	80.9	(2.1)	(2.6)	243.3	256.8	(13.5)	(5.3)
Total	228.8	244.1	(15.3)	(6.3)	661.7	733.7	(72.0)	(9.8)
Corporate and other	(42.7)	(43.3)	0.6		(118.3)	(137.2)	18.9
Add: Floorplan interest expense	25.1	18.2	6.9		70.7	56.4	14.3
Operating income	$211.2	$219.0	$(7.8)	(3.6)	$614.1	$652.9	$(38.8)	(5.9)

* Segment income represents income for each of our reportable segments and is defined as operating income less floorplan interest expense.

Retail new vehicle unit sales:
Domestic	29,618	31,749	(2,131)	(6.7)	82,765	90,156	(7,391)	(8.2)
Import	40,442	39,390	1,052	2.7	111,781	113,517	(1,736)	(1.5)
Premium luxury	16,132	17,183	(1,051)	(6.1)	47,336	49,327	(1,991)	(4.0)
	86,192	88,322	(2,130)	(2.4)	241,882	253,000	(11,118)	(4.4)

Brand Mix - Retail New Vehicle Units Sold	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2017 (%)	2016 (%)	2017 (%)	2016 (%)
Domestic:
Ford, Lincoln	14.2	15.0	13.8	15.0
Chevrolet, Buick, Cadillac, GMC	10.8	11.2	10.6	11.2
Chrysler, Dodge, Jeep, Ram	9.4	9.7	9.8	9.4
Domestic total	34.4	35.9	34.2	35.6
Import:
Toyota	19.5	18.0	18.9	17.6
Honda	13.2	12.6	13.2	12.6
Nissan	6.8	7.1	6.9	7.9
Other Import	7.4	6.9	7.2	6.8
Import total	46.9	44.6	46.2	44.9
Premium Luxury:
Mercedes-Benz	6.9	8.1	7.6	8.2
BMW	4.0	4.4	4.4	4.3
Lexus	2.6	2.5	2.5	2.6
Audi	2.3	2.2	2.3	2.2
Other Premium Luxury (Land Rover, Porsche)	2.9	2.3	2.8	2.2
Premium Luxury total	18.7	19.5	19.6	19.5
	100.0	100.0	100.0	100.0

 AUTONATION, INC.
UNAUDITED SUPPLEMENTARY DATA, Continued
($ in millions)

Capital Expenditures / Stock Repurchases	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Capital expenditures (1)	$55.9	$69.3	$224.6	$181.7
Cash paid for acquisitions, net of cash acquired (2)	$4.0	$99.6	$56.9	$362.5
Proceeds from exercises of stock options	$1.9	$4.6	$24.7	$7.8
Stock repurchases:
Aggregate purchase price	$400.0	$50.0	$434.9	$470.6
Shares repurchased (in millions)	9.2	1.0	10.1	9.9

Floorplan Assistance and Expense	Three Months Ended September 30,			Nine Months Ended September 30,
	2017	2016	Variance	2017	2016	Variance
Floorplan assistance earned (included in cost of sales)	$31.1	$31.8	$(0.7)	$88.7	$92.4	$(3.7)
New vehicle floorplan interest expense	(23.4)	(16.9)	(6.5)	(66.2)	(52.9)	(13.3)
Net new vehicle inventory carrying benefit	$7.7	$14.9	$(7.2)	$22.5	$39.5	$(17.0)

Balance Sheet and Other Highlights	September 30, 2017	December 31, 2016	September 30, 2016
Cash and cash equivalents	$53.3	$64.8	$62.2
Inventory	$3,408.6	$3,520.1	$3,448.0
Total floorplan notes payable	$3,630.5	$3,849.2	$3,539.5
Non-vehicle debt	$2,857.6	$2,720.6	$2,757.8
Equity	$2,200.5	$2,310.3	$2,220.8

New days supply (industry standard of selling days)	59 days	61 days	62 days
Used days supply (trailing calendar month days)	38 days	44 days	44 days

Key Credit Agreement Covenant Compliance Calculations (3)
Leverage ratio		3.03x
Covenant	less than or equal to	3.75x

Capitalization ratio		63.4%
Covenant	less than or equal to	70.0%

(1) Includes accrued construction in progress and excludes property associated with capital leases entered into during the period.
(2) Excludes capital leases and deferred purchase price commitments.
(3)Calculated in accordance with our credit agreement as filed with the SEC.

AUTONATION, INC.
UNAUDITED SAME STORE DATA
($ in millions, except per vehicle data)

Operating Highlights	Three Months Ended September 30,				Nine Months Ended September 30,
	2017	2016	$ Variance	% Variance	2017	2016	$ Variance	% Variance
Revenue:
New vehicle	$3,061.2	$3,135.1	$(73.9)	(2.4)	$8,594.4	$8,829.4	$(235.0)	(2.7)
Retail used vehicle	1,124.9	1,106.1	18.8	1.7	3,340.2	3,272.1	68.1	2.1
Wholesale	73.3	145.8	(72.5)	(49.7)	221.8	395.0	(173.2)	(43.8)
Used vehicle	1,198.2	1,251.9	(53.7)	(4.3)	3,562.0	3,667.1	(105.1)	(2.9)
Finance and insurance, net	238.8	226.3	12.5	5.5	679.3	662.6	16.7	2.5
Total variable operations	4,498.2	4,613.3	(115.1)	(2.5)	12,835.7	13,159.1	(323.4)	(2.5)
Parts and service	828.6	827.8	0.8	0.1	2,480.4	2,428.3	52.1	2.1
Other	12.6	21.5	(8.9)		108.9	105.5	3.4
Total revenue	$5,339.4	$5,462.6	$(123.2)	(2.3)	$15,425.0	$15,692.9	$(267.9)	(1.7)

Gross profit:
New vehicle	$142.2	$155.9	$(13.7)	(8.8)	$414.3	$462.5	$(48.2)	(10.4)
Retail used vehicle	83.3	83.0	0.3	0.4	228.5	257.8	(29.3)	(11.4)
Wholesale	(0.6)	(7.1)	6.5		—	(11.8)	11.8
Used vehicle	82.7	75.9	6.8	9.0	228.5	246.0	(17.5)	(7.1)
Finance and insurance	238.8	226.3	12.5	5.5	679.3	662.6	16.7	2.5
Total variable operations	463.7	458.1	5.6	1.2	1,322.1	1,371.1	(49.0)	(3.6)
Parts and service	361.7	356.5	5.2	1.5	1,088.5	1,048.7	39.8	3.8
Other	6.4	7.6	(1.2)		19.0	23.2	(4.2)
Total gross profit	$831.8	$822.2	$9.6	1.2	$2,429.6	$2,443.0	$(13.4)	(0.5)

Retail vehicle unit sales:
New	85,186	86,389	(1,203)	(1.4)	236,374	245,114	(8,740)	(3.6)
Used	57,984	54,394	3,590	6.6	173,128	164,180	8,948	5.5
	143,170	140,783	2,387	1.7	409,502	409,294	208	0.1

Revenue per vehicle retailed:
New	$35,935	$36,290	$(355)	(1.0)	$36,359	$36,022	$337	0.9
Used	$19,400	$20,335	$(935)	(4.6)	$19,293	$19,930	$(637)	(3.2)

Gross profit per vehicle retailed:
New	$1,669	$1,805	$(136)	(7.5)	$1,753	$1,887	$(134)	(7.1)
Used	$1,437	$1,526	$(89)	(5.8)	$1,320	$1,570	$(250)	(15.9)
Finance and insurance	$1,668	$1,607	$61	3.8	$1,659	$1,619	$40	2.5
Total variable operations(1)	$3,243	$3,304	$(61)	(1.8)	$3,229	$3,379	$(150)	(4.4)

(1) Total variable operations gross profit per vehicle retailed is calculated by dividing the sum of new vehicle, retail used vehicle, and finance and insurance gross profit by total retail vehicle unit sales.

Operating Percentages	Three Months Ended September 30,		Nine Months Ended September 30,
	2017 (%)	2016 (%)	2017 (%)	2016 (%)
Revenue mix percentages:
New vehicle	57.3	57.4	55.7	56.3
Used vehicle	22.4	22.9	23.1	23.4
Parts and service	15.5	15.2	16.1	15.5
Finance and insurance, net	4.5	4.1	4.4	4.2
Other	0.3	0.4	0.7	0.6
	100.0	100.0	100.0	100.0
Gross profit mix percentages:
New vehicle	17.1	19.0	17.1	18.9
Used vehicle	9.9	9.2	9.4	10.1
Parts and service	43.5	43.4	44.8	42.9
Finance and insurance	28.7	27.5	28.0	27.1
Other	0.8	0.9	0.7	1.0
	100.0	100.0	100.0	100.0
Operating items as a percentage of revenue:
Gross profit:
New vehicle	4.6	5.0	4.8	5.2
Used vehicle - retail	7.4	7.5	6.8	7.9
Parts and service	43.7	43.1	43.9	43.2
Total	15.6	15.1	15.8	15.6